UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2012

CERUS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21937	68-0262011
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2550 Stanwell Drive

Concord, California 94520

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (925) 288-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2012, at the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Cerus Corporation (the “Company”), the Company’s stockholders approved the Company’s 2008 Equity Incentive Plan (the “2008 Plan”), as amended (as so amended, the “Amended 2008 Plan”), to increase the number of shares of the Company’s common stock authorized for issuance under the 2008 Plan by 3.0 million shares of common stock. Except for the increase in the number of shares authorized for issuance, the Amended 2008 Plan is identical to the 2008 Plan. The Amended 2008 Plan became effective immediately upon stockholder approval at the Annual Meeting.

In addition, on June 6, 2012 at the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 1996 Employee Stock Purchase Plan (the “Purchase Plan”) to increase the aggregate number of shares of the Company’s common stock authorized for issuance under the Purchase Plan by 0.5 million shares (the “Amendment”). The Amendment became effective immediately upon stockholder approval at the Annual Meeting.

More detailed summaries of the material features of the Amended 2008 Plan and the Purchase Plan are set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 26, 2012 (the “Proxy Statement”). Those summaries and the foregoing descriptions are qualified in their entirety by reference to the respective texts of the Amended 2008 Plan and the Purchase Plan, which are attached as Appendix A and Appendix B, respectively, to the Proxy Statement.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting held on June 6, 2012, the Company’s stockholders voted on the five proposals listed below. The final voting results for each of the proposals submitted to the Company’s stockholders during the Annual Meeting were as follows:

Proposal 1

The Company’s stockholders elected each of the two nominees named below to the Board of Directors, to serve until the 2015 Annual Meeting of Stockholders or until his respective successor has been elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
B.J. Cassin	26,910,545	1,914,793	19,475,262
Daniel N. Swisher	27,023,014	1,802,324	19,475,262

Proposal 2

The Company’s stockholders approved the Amended 2008 Plan.

For	Against	Abstain	Broker Non-Votes
22,305,166	5,826,231	693,941	19,475,262

Proposal 3

The Company’s stockholders approved the amendment to the Purchase Plan to increase the aggregate number of shares of the Company’s common stock authorized for issuance under the Purchase Plan by 0.5 million shares.

For	Against	Abstain	Broker Non-Votes
26,962,352	1,168,911	694,075	19,475,262

Proposal 4

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
25,793,731	2,307,777	723,830	19,475,262

Proposal 5

The Company’s stockholders ratified the selection of Ernst & Young LLP as the independent registered public accounting firm for the Company for its fiscal year ending December 31, 2012.

For	Against	Abstain	Broker Non-Votes
47,400,736	206,762	693,102	0

No other matters were submitted for stockholder action at the Annual Meeting. A more complete description of each proposal was set forth in the Proxy Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERUS CORPORATION

Date: June 8, 2012	By:	/s/ KEVIN D. GREEN
Kevin D. Green Vice President, Finance and Chief Accounting Officer

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